UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2010

Rogers International Raw Materials Fund, L.P.

(Exact Name of Registrant as Specified in Charter)

Illinois	000-51836	36-4368292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Beeland Management Company, L.L.C. General Partner 141 West Jackson Boulevard Suite 1340A Chicago, Illinois	60604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 264-4375

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)(1)

Pursuant to Section 20.1 of the Sixth Amended and Restated Agreement of Limited Partnership of Rogers International Raw Materials Fund, L.P. (the “Registrant”), Beeland Management Company, L.L.C., the general partner of the Registrant (“Beeland”), amended the Registrant’s limited partnership agreement effective September 20, 2010.

(a)(2)

Beeland amended Registrant’s limited partnership agreement as follows: to correct a typographical error in Article IV; to clarify, in Section 11.2, that administrative expenses borne by Registrant are those that are customary and routine; to narrow the scope of the indemnification provided in Section 12.2; and to remove a reference to a past date from Section 15.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibit is incorporated herein by reference to the exhibit of the same description and number filed on September 20, 2010 with Amendment No. 1 to Registrant’s Registration Statement on Form S-1 (Reg. No. 333-166849):

3.03	Seventh Amended and Restated Limited Partnership Agreement of Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rogers International Raw Materials Fund, L.P.
	By:	Beeland Management Company, L.L.C.,
General Partner
Date: September 23, 2010
	By:	/s/ Walter Thomas Price, III
Walter Thomas Price, III
Managing Member

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